THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENT DATED APRIL 3, 2009 TO

SEPARATE ACCOUNT USL VA-R
VARIABLE ANNUITY CONTRACTS

PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY
PROSPECTUS DATED APRIL 30, 2008
AS SUPPLEMENTED

SEPARATE ACCOUNT USL VL-R
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIG PROTECTION ADVANTAGE VULsm
PROSPECTUS DATED MAY 29, 2008
AS SUPPLEMENTED

AIG INCOME ADVANTAGE SELECTsm
PROSPECTUS DATED SEPTEMBER 5, 2008
AS SUPPLEMENTED

          This supplement supersedes and replaces the supplement to the contract and policy prospectuses of The United States Life Insurance Company in the City of New York ("USL") filed March 23, 2009, which provided notice of the termination of the American Home Assurance Company ("American Home") guarantee of insurance obligations under the contracts and policies issued by USL (the "Guarantee").

          USL and American Home have determined not to terminate the Guarantee at this time.